Exhibit 99.2

Lattice Semiconductor Corporation
Consolidated Statement of Operations
(in thousands, except per share data)
(unaudited)

	Three months ended			Year ended
Description	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
		(Restated)
Revenue	$52,757	$43,033	$57,710	$209,662	$229,126

Costs and expenses:
Costs of products sold	23,814	19,431	23,019	89,266	91,546
Research and development	22,385	21,173	21,790	87,092	85,776
Selling, general and administrative	13,562	12,114	12,309	50,773	48,099
In-process research and development (1)	—	—	—	—	29,853
Amortization of intangible assets (2)(3)	18,661	18,665	18,799	77,127	73,415

Total costs and expenses	78,422	71,383	75,917	304,258	328,689
Loss from operations	(25,665)	(28,350)	(18,207)	(94,596)	(99,563)

Other income (expense), net	421	(3,611)	2,253	(3,064)	6,194

Loss before (benefit) provision for income taxes	(25,244)	(31,961)	(15,954)	(97,660)	(93,369)

(Benefit) provision for income taxes	—	(3,300)	111,146	(5,854)	81,866

Net loss	$(25,244)	$(28,661)	$(127,100)	$(91,806)	$(175,235)

Basic net loss per share	$(0.22)	$(0.26)	$(1.14)	$(0.82)	$(1.59)

Diluted net loss per share	$(0.22)	$(0.26)	$(1.14)	$(0.82)	$(1.59)

Shares used in per share calculations:

Basic	112,364	111,840	111,311	111,794	110,193

Diluted (4)	112,364	111,840	111,311	111,794	110,193

Notes:

(1)          Represents write-off of in-process research and development in conjunction with the August 26, 2002 acquisition of Cerdelinx Technologies, Inc. and the January 18, 2002 acquisition of the FPGA business of Agere Systems, Inc.

(2)          Intangible assets subject to amortization aggregate $84.6 million, net, at December 31, 2003 and relate to the acquisition of Cerdelinx Technologies, Inc. on August 26, 2002, the acquisition of the FPGA business of Agere Systems, Inc. on January 18, 2002, the acquisition of Vantis Corporation on June 16, 1999 and the acquisition of Integrated Intellectual Property Inc. on March 16, 2001. These intangible assets are amortized to expense generally over three to seven  years on a straight-line basis.

(3)          Includes $0.8 million, $0.8 million and $1.1 million of deferred stock compensation expense for the quarters ended December 31, 2003, September 30, 2003 and December 31, 2002, respectively, and $5.7 million and $2.9 million of deferred stock compensation expense for the years ended December 31, 2003 and December 31, 2002, respectively, attributable to Research and Development activities.

(4)          For all periods presented, the computation of diluted net loss per share excludes the effect of stock options and our convertible notes as they are antidilutive.

Lattice Semiconductor Corporation
Consolidated Balance Sheet
(in thousands)
(unaudited)

Description	Dec. 31, 2003	Dec. 31, 2002
Assets
Current assets:
Cash and short-term investments	$277,750	$276,880
Accounts receivable, net	26,796	26,374
Inventories	46,630	56,241
Other current assets	51,537	35,033
Total current assets	402,713	394,528

Property and equipment, net	53,800	62,786
Foundry investments, advances and other assets	86,883	104,507
Goodwill and other intangible assets, net (1)	308,232	379,442

	$851,628	$941,263
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other accrued
liabilities	$28,500	$33,597
Deferred income on sales to distributors	10,564	11,983
Income taxes payable	37	142
Total current liabilities	39,101	45,722

4 3/4% Convertible notes due in 2006	—	208,061
Zero Coupon Convertible notes due in 2010	184,000	—
Other long-term liabilities	22,415	26,345
	206,415	234,406

Stockholders’ equity	606,112	661,135

	$851,628	$941,263

Note:

(1)       At December 31, 2003, includes approximately $9.2 million of other intangible assets, net, recorded in the September 2002 quarter in connection with the August 26, 2002 acquisition of Cerdelinx Technologies, Inc. Also includes $142.5 million in Goodwill and $52.2 million of other intangible assets, net, recorded in the March 2002 quarter in connection with the January 18, 2002 acquisition of the FPGA business of Agere Systems, Inc., and approximately $81.1 million in Goodwill and $23.3 million of other intangible assets, net, related to previous acquisitions. The other intangible assets will be amortized to expense generally over three to seven years. Goodwill is not amortized effective with the March 2002 quarter.

Lattice Semiconductor Corporation
Consolidated Statement of Operations
(in thousands, except per share data)
(unaudited)

	Three months ended			Three months ended
Description	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Sept. 30, 2002	June 30, 2002	Mar. 31, 2002
	(Restated)	(Restated)	(Restated)
Revenue	$43,033	$56,575	$57,297	$56,072	$56,466	$58,878

Costs and expenses:
Costs of products sold	19,431	22,993	23,028	22,429	22,492	23,606
Research and development	21,173	21,702	21,832	21,523	21,078	21,385
Selling, general and administrative	12,114	12,614	12,483	11,712	12,220	11,858
In-process research and development (1)	—	—	—	5,653	—	24,200
Amortization of intangible assets (2)(3)	18,665	18,687	21,114	18,070	17,923	18,623

Total costs and expenses	71,383	75,996	78,457	79,387	73,713	99,672
Loss from operations	(28,350)	(19,421)	(21,160)	(23,315)	(17,247)	(40,794)

Other (expense) income, net	(3,611)	(1,365)	1,491	2,764	3,078	(1,901)

Loss before benefit for income taxes	(31,961)	(20,786)	(19,669)	(20,551)	(14,169)	(42,695)

Benefit for income taxes	(3,300)	(2,554)	—	(6,180)	(6,022)	(17,078)

Net loss	$(28,661)	$(18,232)	$(19,669)	$(14,371)	$(8,147)	$(25,617)

Basic net loss per share	$(0.26)	$(0.16)	$(0.18)	$(0.13)	$(0.07)	$(0.23)

Diluted net loss per share	$(0.26)	$(0.16)	$(0.18)	$(0.13)	$(0.07)	$(0.23)

Shares used in per share calculations:

Basic	111,840	111,507	111,390	110,232	109,684	109,558

Diluted (4)	111,840	111,507	111,390	110,232	109,684	109,558

Notes:

(1)       Represents write-off of in-process research and development in conjunction with the August 26, 2002 acquisition of Cerdelinx Technologies, Inc. and the January 18, 2002 acquisition of the FPGA business of Agere Systems, Inc.

(2)       Intangible assets subject to amortization relate to the acquisition of Cerdelinx Technologies, Inc. on August 26, 2002, the acquisition of the FPGA business of Agere Systems, Inc. on January 18, 2002, the acquisition of Vantis Corporation on June 16, 1999 and the acquisition of Integrated Intellectual Property Inc. on March 16, 2001. These intangible assets are amortized to expense generally over to three to seven years on a straight-line basis. The balance of these assets are unchanged  as a result of the restatements presented here.

(3)       Balances presented include amortization of deferred stock compensation expense attributable to Research and Development Activities, which amounts are unchanged as a result of the restatements presented here.

(4)       For all periods presented, the computation of diluted net loss per share excludes the effect of stock options and our convertible notes as they are antidilutive.

Lattice Semiconductor Corporation
Consolidated Statement of Operations
(in thousands, except per share data)
(unaudited)

Description	Nine months ended Sept. 30, 2003	Six months ended June 30, 2003	Nine months ended Sept. 30, 2002	Six months ended June 30, 2002
	(Restated)	(Restated)
Revenue	$156,905	$113,872	$171,416	$115,344

Costs and expenses:
Costs of products sold	65,452	46,021	68,527	46,098
Research and development	64,707	43,534	63,986	42,463
Selling, general and administrative	37,211	25,097	35,790	24,078
In-process research and development (1)	—	—	29,853	24,200
Amortization of intangible assets (2)(3)	58,466	39,801	54,616	36,546

Total costs and expenses	225,836	154,453	252,772	173,385
Loss from operations	(68,931)	(40,581)	(81,356)	(58,041)

Other (expense) income, net	(3,485)	126	3,941	1,177

Loss before benefit for income taxes	(72,416)	(40,455)	(77,415)	(56,864)

Benefit for income taxes	(5,854)	(2,554)	(29,280)	(23,100)

Net loss	$(66,562)	$(37,901)	$(48,135)	$(33,764)

Basic net loss per share	$(0.60)	$(0.34)	$(0.44)	$(0.31)

Diluted net loss per share	$(0.60)	$(0.34)	$(0.44)	$(0.31)

Shares used in per share calculations:

Basic	111,615	111,473	109,855	109,619

Diluted (4)	111,615	111,473	109,855	109,619

Notes:

(1)       Represents write-off of in-process research and development in conjunction with the August 26, 2002 acquisition of Cerdelinx Technologies, Inc. and the January 18, 2002 acquisition of the FPGA business of Agere Systems, Inc.

(2)       Intangible assets subject to amortization relate to the acquisition of Cerdelinx Technologies, Inc. on August 26, 2002, the acquisition of the FPGA business of Agere Systems, Inc. on January 18, 2002, the acquisition of Vantis Corporation on June 16, 1999 and the acquisition of Integrated Intellectual Property Inc. on March 16, 2001. These intangible assets are amortized to expense generally over three to seven years on a straight-line basis. The balance of these assets are unchanged  as a result of the restatements presented here.

(3)       Balances presented include amortization of deferred stock compensation expense attributable to Research and Development Activities, which amounts are unchanged as a result of the restatements presented here.

(4)       For all periods presented, the computation of diluted net loss per share excludes the effect of stock options and our convertible notes as they are antidilutive.

Lattice Semiconductor Corporation
Consolidated Balance Sheet
(in thousands)
(unaudited)

Description	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
	(Restated)	(Restated)	(Restated)
Assets
Current assets:
Cash and short-term investments	$278,754	$470,178	$252,847	$276,880
Accounts receivable, net	26,941	28,372	30,651	26,374
Inventories	47,942	48,283	51,876	56,241
Other current assets	12,617	11,476	34,748	35,033
Total current assets	366,254	558,309	370,122	394,528

Property and equipment, net	56,520	58,978	61,284	62,786
Foundry investments, advances and other assets	124,670	108,574	100,059	104,507
Goodwill and other intangible assets, net (1)	326,071	343,909	361,754	379,442

	$873,515	$1,069,770	$893,219	$941,263

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and other accrued liabilities	$34,356	$32,538	$37,170	$33,597
Deferred income on sales to distributors	9,766	9,604	13,936	11,983
Income taxes payable	—	—	—	142
Total current liabilities	44,122	42,142	51,106	45,722

4 3/4% Convertible notes due in 2006	—	172,304	175,304	208,061
Zero Coupon Convertible notes due in 2010	184,000	200,000	—	—
Other long-term liabilities	22,053	25,704	26,335	26,345
	206,053	398,008	201,639	234,406

Stockholders’ equity	623,340	629,620	640,474	661,135

	$873,515	$1,069,770	$893,219	$941,263

Note:

(1)       Includes other intangible assets, net, recorded in the September 2002 quarter in connection with the August 26, 2002 acquisition of Cerdelinx Technologies, Inc. Also includes Goodwill and other intangible assets, net, recorded in the March 2002 quarter in connection with the January 18, 2002 acquisition of the FPGA business of Agere Systems, Inc., and Goodwill and other intangible assets, net, related to previous acquisitions. The other intangible assets will be amortized to expense generally over three to seven years. Goodwill is not amortized effective with the March 2002 quarter. Goodwill and other intangible assets, net, are unchanged as a result of the restatements presented here.